                                                                    Exhibit 99.1

                            THE COSMETIC CENTER, INC.
                          CONSOLIDATED BALANCE SHEETS

                                  (Unaudited)
                             (Dollars in thousands)

                                                                 July 24,   December 26,
                                                                  1999         1998
                                                                ---------    ---------
                                                               (unaudited)  (unaudited)
                                     ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                  $   4,916    $   6,430
     Accounts receivable, net                                       1,639        2,251
     Inventories                                                   11,114       78,553
     Prepaid expenses                                                 653          144
                                                                ---------    ---------
          TOTAL CURRENT ASSETS                                     18,323       87,378

Property and Equipment, net                                         7,871       12,325

Deposits and Other Non Current Assets                                 514        1,440

Intangible Assets, net                                               --          3,665
                                                                ---------    ---------

          TOTAL ASSETS                                          $  26,708    $ 104,808
                                                                =========    =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                                           $   2,069    $  19,906
     Accounts payable - Prestige                                     --          6,000
     Accrued expenses and other                                     3,879       11,530
     Notes payable                                                   --         42,617
     Note payable - Products Corporation                             --            850
     Note payable - Prestige                                         --         20,255
                                                                ---------    ---------
          TOTAL CURRENT LIABILITIES                                 5,948      101,158

LIABILITIES SUBJECT TO COMPROMISE                                  51,167         --

Note payable - Products Corporation                                  --            850

Other long-term liabilities                                          --          1,158

STOCKHOLDER'S EQUITY:
     Class C common stock, $.01 par value; 40,000,000 shares
         authorized; 10,015,101 shares issued and outstanding         100          100
     Additional paid in capital                                    41,357       41,284
     Retained earnings (Accumulated deficit)                      (71,865)     (39,742)
                                                                ---------    ---------

          TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                    (30,408)       1,642
                                                                ---------    ---------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY            $  26,708    $ 104,808
                                                                =========    =========

                            THE COSMETIC CENTER, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                   (Unaudited)
                             (Dollars in thousands)

                                                             Month Ending  6 Months Ending
                                                               July 24,       July 24,
                                                                1999           1999
Net sales                                                     $   9,617      $  90,076
                                                              ---------      ---------

Cost of sales, including buying, occupancy and distribution       7,183         71,497

Selling, general and administrative expenses                      6,097         38,003

Restructuring Expenses                                            7,322          8,495
                                                              ---------      ---------

Operating expenses                                               20,602        117,995
                                                              ---------      ---------

Loss from operations                                            (10,985)       (27,919)

Interest expense                                                 (1,216)        (4,258)

Other income, net                                                     6             54
                                                              ---------      ---------

Loss from operations before income taxes                        (12,195)       (32,123)
                                                              ---------      ---------

Provision for income taxes                                         --             --
                                                              ---------      ---------

Net loss                                                      $ (12,195)     $ (32,123)
                                                              =========      =========

Significant Fluctuations
  Jul-99
RENT EXPENSE
                Reversing Straight Line rent            (635,579)
                Rent Expense                             867,723

                                             ====================
                                                         232,144
                                             ====================

LIQUIDATION EXPENSE

                Write Off of GOB I Inventory           3,361,104
                Hilco Liquidation Exp                 (1,126,219)

                                             ====================
                                                       2,234,885
                                             ====================

PUBLIC CORP EXPENSE

                Write Off unsupported accrual            (16,509)
                Merrill Corp Fees                          1,543

                                             ====================
                                                         (14,967)
                                             ====================

SERVICES

700.281.994     Hilco Direct Bill Expense                294,959
700.480         Inventory Service                         30,039
700.280.963     T. Horowitz                               23,180
700.450/451     Lease Admin/Consulting                    16,162
c               PWC                                       55,000
c               Trustee                                   10,000
c               Ashby & Geddes                             1,864
c               L. Yarnell                                 6,035
c               Beckett Brown Int'l (security)             5,588
c               Misc                                         590
700.485         Musak                                      1,023
700.660.961     Placement Fees                             1,320

                                             ====================
                                                         445,760
                                             ====================

INTEREST EXPENSE
890.110.999     Main line interest                       164,673
890.115.999     Amort PPD Financing                    1,309,753  write off Prepaid financing
890.140.999     Interest - Other                         (87,519) Take IL refund into income
890.150.999     Interest - IC                           (170,598) Correction to true up interest payable-revlon thru 4/16/99

                                             ====================
                                                       1,216,309
                                             ====================

RESTRUCTURING EXPENSES
895.502.999     Restructuring - CC/PFC                 2,165,197  Write off GOB I inventory net against zero out accrued goodwill
895.503.999     Restructuring - Chapter 11             4,931,326  Rejected lease accrual
895.400.999     Administrative Expense                   225,000  admin exp accrual

                                             ====================
                                                       7,321,523
                                             ====================